Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated October 3, 2011
to
Prospectus dated May 12, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common shares.

Decrease in Public Offering Price

On September 30, 2011, our board of trustees approved a decrease in our public offering price from $10.00 per share to $9.90 per share.  This decrease in the public offering price will be effective as of our October 3, 2011 semi-monthly closing and will first apply to subscriptions received from September 16, 2011 through September 30, 2011.  In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 5% below our then-current net offering price.